Schedule of Investments - Virtus Reaves Utilities ETF

April 30, 2021 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 97.8%
Utilities - 97.8%
Alliant Energy Corp.	28,909	$1,623,818
Ameren Corp.	16,815	1,426,585
American Water Works Co., Inc.	10,475	1,633,995
Atmos Energy Corp.	14,806	1,533,753
CMS Energy Corp.	26,949	1,735,246
DTE Energy Co.	4,953	693,519
Duke Energy Corp.	4,222	425,113
Edison International	24,623	1,463,837
Entergy Corp.	8,880	970,495
Eversource Energy	10,359	893,153
Exelon Corp.	47,769	2,146,739
Fortis, Inc. (Canada)	34,146	1,522,912
NextEra Energy Partners LP	16,407	1,223,142
NextEra Energy, Inc.	83,060	6,437,981
NiSource, Inc.	61,398	1,597,576
PG&E Corp.*	31,213	353,331
Public Service Enterprise Group, Inc.	33,035	2,086,491
Sempra Energy	14,135	1,944,552
Southwest Gas Holdings, Inc.	9,619	670,637
WEC Energy Group, Inc.	15,706	1,526,152
Xcel Energy, Inc.	23,583	1,681,468
TOTAL INVESTMENTS - 97.8%
(Cost $29,506,992)		33,590,495
Other Assets in Excess of Liabilities - 2.2%		766,844
Net Assets - 100.0%		$34,357,339

*	Non-income producing security.

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$33,590,495	$–	$–	$33,590,495
Total	$33,590,495	$–	$–	$33,590,495